UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 30, 2022

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LANDSEA HOMES CORPORATION

(Exact name of registrant as specified in its charter)

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Delaware	001-38545	82-2196021
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

660 Newport Center Drive, Suite 300 Newport Beach, California		92660
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (949) 345-8080

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, par value $0.0001 per share	LSEA	The Nasdaq Capital Market
Warrants exercisable for Common Stock	LSEAW	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)

Emerging growth company	☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

Item 1.01	Entry Into a Material Definitive Agreement.

On June 30, 2022 (the “Effective Date”), Landsea Homes Corporation (the “Company”), on behalf of itself and each of its greater than 50% owned subsidiaries (the “Licensees”), entered into the First Amendment to Trademark License Agreement (the “Amendment”) with Landsea Group Co., Ltd., a China limited company (“Licensor”), which amended the Trademark License Agreement, dated as of January 7, 2021, pursuant to which Licensor granted the Licensees a sublicensable exclusive license to use the mark LANDSEA in the “domestic homebuilding business,” which includes “mortgage lending,” “title insurance,” “home insurance” and other “settlement services” as such terms are defined therein.

The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the complete text of the Amendment filed as Exhibit 10.1 attached hereto and incorporated by reference herein.

Item 7.01	Regulation FD Disclosure.

On July 5, 2021, the Company issued a press release announcing the launch of Landsea Mortgage, a copy of which is being furnished as Exhibit 99.1 attached hereto.

The information in this Item 7.01 (including Exhibit 99.1) shall not be deemed “filed” for purposes of Section 18 the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1	First Amendment, dated June 30, 2022, to Trademark License Agreement, by and among Landsea Homes Corporation, on behalf of itself and certain of its subsidiaries set forth on Exhibit A thereto and Landsea Group Co., Ltd., dated January 7, 2021.
99.1	Press Release issued by Landsea Homes Corporation on July 5, 2022.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LANDSEA HOMES CORPORATION

Date: July 5, 2022	By:	/s/ Franco Tenerelli
Name: Franco Tenerelli
Title: Executive Vice President, Chief Legal Officer and Secretary